                                                                    EXHIBIT 99.1

                                  SIGNATURES

                                      BECKER DRAPKIN MANAGEMENT, L.P.

                                      By:    BC Advisors, LLC
                                      Its:   General Partner

                                      By:    /s/ Ashley Sekimoto
                                             -----------------------------------
                                      Name:  Ashley Sekimoto
                                      Title: Attorney-in-Fact
                                      Date:  March 9, 2012

                                      BECKER DRAPKIN PARTNERS (QP), L.P.

                                      By:    Becker Drapkin Management, L.P.
                                      Its:   General Partner

                                      By:    BC Advisors, LLC
                                      Its:   General Partner

                                      By:    /s/ Ashley Sekimoto
                                             ---------------------------------
                                      Name:  Ashley Sekimoto
                                      Title: Attorney-in-Fact
                                      Date:  March 9, 2012

                                      BECKER DRAPKIN PARTNERS, L.P.

                                      By:    Becker Drapkin Management, L.P.
                                      Its:   General Partner

                                      By:    BC Advisors, LLC
                                      Its:   General Partner

                                      By:    /s/ Ashley Sekimoto
                                             -----------------------------------
                                      Name:  Ashley Sekimoto
                                      Title: Attorney-in-Fact
                                      Date:  March 9, 2012

                                      BC ADVISORS, LLC

                                      By:    /s/ Ashley Sekimoto
                                             -----------------------------------
                                      Name:  Ashley Sekimoto
                                      Title: Attorney-in-Fact
                                      Date:  March 9, 2012

                                      STEVEN R. BECKER

                                      /s/ Ashley Sekimoto
                                      ------------------------------------------
                                      Name:  Ashley Sekimoto
                                      Title: Attorney-in-Fact
                                      Date:  March 9, 2012

                                      MATTHEW A. DRAPKIN

                                      /s/ Ashley Sekimoto
                                      ------------------------------------------
                                      Name:  Ashley Sekimoto
                                      Title: Attorney-in-Fact
                                      Date:  March 9, 2012